THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2016)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Unless otherwise noted below, effective as of the first business day in 2017 this Supplement amends certain information contained in the Prospectus referenced above.

The following row in the Transaction Fees table in the “Fee and Expense Tables” section of the Prospectus is replaced as follows:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment

For Policies with a Policy Date after December 31, 2016 or Policies with a Policy Date prior to January 1, 2017 that have passed their 2017 Policy Anniversary:

0.85% of Premium Payments.

For Policies with a Policy Date prior to January 1, 2017 that have not passed their 2017 Policy Anniversary:

1.00% of Premium Payments paid prior to the Policy Anniversary in 2017; 0.85% of subsequent Premium Payments.

No maximum-Charges may increase to reflect actual costs

The following rows in the Periodic Charges (Other than Portfolio Operating Expenses) table in the “Fee and Expense Tables” section of the Prospectus are replaced as follows:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Charge for Insureds, one Male and one Female, with Issue Ages 45, Premier Non-Tobacco underwriting classification[5]		$0.0003 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	Same as current charge in the first Policy Year (varies by Policy Year)[6]
Administrative Charge	Monthly, on each Monthly Processing Date

For Policies with a Policy Date after December 31, 2016 or Policies with a Policy Date prior to January 1, 2017 that have passed their 2017 Policy Anniversary:

$8 (monthly)

For Policies with a Policy Date prior to January 1, 2017 that have not passed their 2017 Policy Anniversary:

$6 (monthly)

$8 (monthly)

The “Annual Portfolio Operating Expenses” section of the Prospectus is amended to read as follows:

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.38%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.30%

Effective as of March 31, 2017, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following is amended to read as follows:

Portfolio	Investment Objective	Sub-adviser
Emerging Markets Portfolio	Capital appreciation	Aberdeen Asset Managers Limited

The second paragraph of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For Policies with a Policy Date after December 31, 2016 and for Policies with a Policy Date prior to January 1, 2017 that have passed their 2017 Policy Anniversary, we make a charge of 0.85% against each Premium Payment to compensate us for the additional corporate tax burden. For Policies with a Policy Date prior to January 1, 2017 that have not passed their 2017 Policy Anniversary, we currently make a charge of 1.00% against each Premium Payment paid prior to the Policy Anniversary in 2017, and 0.85% against subsequent Premium Payments. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax law.

The fourth bullet point in the Monthly Policy Charges and Service Charges subsection of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

•	Monthly Administrative Charge. This charge is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. For Policies with a Policy Date after December 31, 2016 and for Policies with a Policy Date prior to January 1, 2017 that have passed their 2017 Policy Anniversary, this charge is $8 (monthly), with a maximum of $8 (monthly). For Policies with a Policy Date prior to January 1, 2017 that have not passed their 2017 Policy Anniversary, this charge is $6 (monthly), with a maximum of $8 (monthly).

The last paragraph in the Monthly Policy Charges and Service Charges subsection of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

Expenses would have ranged from a minimum of 0.21% to a maximum of 1.30%. For further information, consult the Portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 13, 2016.